Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair Value Hierarchy

Fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, the Company utilizes the U.S. GAAP fair value hierarchy. The fair value hierarchy distinguishes between market participant assumptions that are based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

The inputs used to measure fair value are classified into the following fair value hierarchy:

•	Level 1: Quoted market prices in active markets for identical assets and liabilities.
•	Level 2: Observable market-based inputs or observable inputs that are corroborated by market data.
•

Level 3: Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 includes values determined using pricing models, discounted cash flow methodologies, or similar techniques reflecting the Company’s own assumptions.

Fair Value of Financial Instruments

The carrying values of the Company’s cash and cash equivalents, patient accounts receivable, amounts due from and due to third-party payors, and accounts payable approximate their fair values due to the short-term maturity of these financial instruments.

The Company recorded impairment charges related to long-lived assets and goodwill during the year ended December 31, 2016. See Note 3 — Impairment of Long-Lived Assets and Goodwill. The assessment of fair value was based on Level 3 inputs, as the valuation methodologies used to determine impairment were based on internal projections and unobservable inputs. The portion of impairment related to hospital assets held for sale was determined based on Level 2 inputs, as the valuation methodologies used to determine impairment considered letters of intent received on these hospitals.

The following table provides a summary of the carrying values and estimated fair values of the Company’s long-term debt (in thousands):

	December 31,
	2016		2015
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

Revolving Credit Facility	$—	$—	$—	$—
Term Loan Facility	868,419	849,427	—	—
ABL Credit Facility	—	—	—	—
Senior Notes	400,000	334,720	—	—
Other debt	27,170	27,170	23,415	23,415
Total long-term debt, excluding unamortized debt issuance costs and discounts	$1,295,589	$1,211,317	$23,415	$23,415

The Company considers the fair value of its debt instruments to be measured based on Level 2 inputs. Information about the valuation methodologies used in the determination of the fair values for the Company’s debt instruments follows:

•

Credit facilities.  The estimated fair value is based on publicly available trading activity and supported with information from the Company’s lending institutions regarding relevant pricing for trading activity.

•	Senior notes. The estimated fair value is based on the closing market price for these notes.
•

All other debt.  The carrying values of the Company’s debt instruments, including capital lease obligations, physician loans and miscellaneous notes payable to banks, approximate their estimated fair values due to the nature of these obligations.